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Exhibit 10.16

DIRECTORS COMPENSATION SUMMARY SHEET

        Nonemployee directors receive compensation for board service. Payment dates are the last working day of March, June, September, and December. That compensation includes:

Annual Retainer:	$51,000
Committee Chair Retainers:	$30,000 annually for lead independent director (i.e., Outside Directors Committee chair)
$30,000 annually for Audit Committee chair
$20,000 annually for Executive Compensation Committee chair
$10,000 annually for Governance and Nominating Committee chair and all other committee chairs
Attendance Fees:	$2,000 for each board meeting (attended in person, conducted by telephone, or written consent in lieu of meeting)
$1,000 for each committee meeting (attended in person, conducted by telephone, or written consent in lieu of meeting)
Expenses related to attendance
Equity Based Compensation Award:	$75,000 annually

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  Exhibit 10.16
DIRECTORS COMPENSATION SUMMARY SHEET